UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2017

AURORA DIAGNOSTICS HOLDINGS, LLC

(Exact name of registrant as specified in charter)

Delaware	333-176790	20-4918072
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11025 RCA Center Drive, Suite 300, Palm Beach Gardens, Florida 33410

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (866) 420-5512

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01. Entry Into a Material Definitive Agreement.

12.250% Increasing Rate Senior Notes due 2020 and Indenture

On May 25, 2017, Aurora Diagnostics Holdings, LLC, a Delaware limited liability company (the “Company”), and its wholly-owned subsidiary, Aurora Diagnostics Financing, Inc., a Delaware corporation (together with the Company, the “Issuers”), consummated the settlement of its private offer to exchange (the “Exchange Offer”) any and all of the Issuers’ outstanding 10.75% Senior Notes due 2018 (the “Existing Notes”) for a combination of new 12.250% Increasing Rate Senior Notes due 2020 of the Issuers (the “New Notes”) and warrants to purchase common units of the Company (“Warrants”). In connection with the Exchange Offer, the Issuers also solicited the consents (the “Consent Solicitation”) of the holders of the Existing Notes to adopt certain amendments to the indenture governing the Existing Notes. The Exchange Offer and the Consent Solicitation expired at 5:00 p.m., New York City time, on May 22, 2017 (the “Expiration Time”).

At the Expiration Time, an aggregate of $198,100,000 principal amount of Existing Notes, representing 99.05% of the Existing Notes outstanding, had been validly tendered and not withdrawn in the Exchange Offer. On the settlement date, the Issuers issued $198,096,370 in aggregate principal amount of New Notes. Immediately following the settlement date, an aggregate of $1,900,000 principal amount of Existing Notes remain outstanding.

The New Notes were issued pursuant to an indenture, dated as of May 25, 2017 (the “Indenture”), by and among the Issuers, the guarantors named therein (the “Guarantors”) and U.S. Bank National Association, as trustee (the “Trustee”). The New Notes mature on January 15, 2020. The New Notes accrue interest beginning on the issuance date at a rate of 10.75% per annum in cash plus payment-in-kind interest (“PIK Interest”) at a rate of 1.50% per annum, which PIK Interest rate shall increase to 3.00% from and after January 15, 2019. PIK Interest will be paid by increasing the principal amount of New Notes in an amount equal to the PIK Interest payable on the applicable interest payment date. The New Notes bear interest on such increased principal amount from and after the applicable interest payment date of such PIK Interest. The Issuers will pay interest on the New Notes on January 15 and July 15 of each year. The first interest payment date on the New Notes will be July 15, 2017 and will include the accrued and unpaid interest on any Existing Notes exchanged in the Exchange Offer from January 15, 2017, the last interest payment date on the Existing Notes, through, but not including, the settlement date of the Exchange Offer. The New Notes are immediately redeemable at the Issuers’ option at 100% of par, plus accrued interest.

The New Notes are unsecured senior obligations of the Issuers and the Guarantors. The New Notes are guaranteed on an unsecured senior basis by the Company’s current and future domestic subsidiaries that guarantee the Company’s credit facility indebtedness or capital markets indebtedness. The New Notes rank equally in right of repayment with all of the Company’s other senior indebtedness, but are subordinated to the Company’s secured indebtedness to the extent of the value of the assets securing that indebtedness.

The terms of the Indenture, among other things, limit the ability of the Company and certain of its subsidiaries to: incur or guarantee additional indebtedness; pay dividends or make other restricted payments; make certain investments, create or incur certain liens, sell assets and subsidiary stock, transfer all or substantially all of their assets or enter into a merger or consolidation transactions, and enter into transactions with affiliates. In particular, the Indenture limits the Company’s ability to pay fees to its sponsors, Summit Partners, L.P. (“Summit”) and KRG Capital Management, L.P. (“KRG”), and provides that any payment obligation of the Company or any of its restricted subsidiaries to pay fees that accrues after the issue date of the New Notes must be pursuant to an agreement that provides for the contractual subordination of such fees to the payment of the New Notes.

Pursuant to the Indenture, the Company is required to provide certain reports to holders of the New Notes and the Trustee but is not required to file such reports with the Securities and Exchange Commission. Therefore, following the filing of this Current Report on Form 8-K, the Company will cease filing reports with the Securities and Exchange Commission and will only provide the reports required by the Indenture on a nonpublic website.

The Indenture provides for customary events of default, subject in certain cases to customary grace and cure periods and notification requirements. Generally, if an event of default occurs and is not cured within the time periods specified, the Trustee or the holders of at least 25% in principal amount of the then outstanding New Notes may declare the principal of and accrued but unpaid interest on all New Notes to be due and payable.

The New Notes were issued in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided under Section 3(a)(9) of the Securities Act. This Current Report on Form 8-K and the exhibits hereto do not constitute an offer to sell any securities or a solicitation of an offer to purchase any securities.

The foregoing description of the Indenture, the New Notes and the guarantees thereof do not purport to be complete and are qualified in their entirety by reference to the Indenture and the form of note, which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Issuance of Warrants

On May 25, 2017, at settlement of the Exchange Offer, the Company issued Warrants to purchase an aggregate of 3,043,974 common units of the Company to holders of Existing Notes who validly tendered and did not withdraw their Existing Notes in the Exchange Offer. The Warrants represent 11.03% of the outstanding common units of the Company on a fully diluted basis following their issuance. From time to time, the Company may issue additional warrants as it may reasonably deem necessary.

The Warrants may be exercised in whole or in part at any time, at an exercise price of $0.01 per common unit, and expire at 5:00 p.m., New York City time, on May 25, 2027. The exercise price and number of common units underlying the Warrants will be adjusted in certain circumstances, including a distribution, dividend, split, combination or a reorganization, reclassification, merger, consolidation or sale of substantially all assets of the Company. In addition, if, prior to January 16, 2019, the Company has not consummated a public offering or repurchased, redeemed, refinanced or exchanged, all of the New Notes, then the number of common units issuable upon exercise of each Warrant shall automatically be increased by an amount equal to (A) 2.5% of the total common units outstanding prior to such increase on January 16, 2019, on a pro forma fully diluted basis, multiplied by (B) (i) the number of common units issuable upon exercise in full of all Warrants outstanding as of the date of issuance of the Warrant, divided by (ii) the number of common units that would have been issuable upon exercise in full of all Warrants that would have been outstanding in the event that 100% of the Warrants available for issuance in the Exchange Offer had been issued, multiplied by (C) (i) the number of common units issuable to the holder of such Warrant upon exercise of such Warrant on the date of issuance of such Warrant, divided by (ii) the number of common units issuable upon exercise of all Warrants on the date of issuance of the Warrants.

Holders of Warrants are not entitled to any dividends or distributions declared with respect to the common units, other than, in the event that any holder executes a joinder to the LLC Agreement, certain tax distributions, but are entitled to vote on an as-if exercised basis. Holders of Warrants who hold more than 25% of the Warrants are also entitled to certain information rights about the Company upon written notice to the Company. In addition, so long as at least 50% of the common units issuable upon exercise in full of the Warrants remain unexercised, the holders of Warrants of 50% of the common units issuable upon the exercise in full of all Warrants outstanding have the right to appoint one manager to the Company’s Board of Managers, by providing written notice to the Company.

With limited exceptions, the Warrants may not be transferred without the written consent of the Board of Managers of the Company, which consent may be withheld in the Board of Managers’ sole discretion. Additionally, with certain limited exceptions, prior to transferring any Warrant, the holder of such Warrant must first notify the Company, Summit and KRG of the terms of such proposed transfer, following which the Company may elect to purchase all or any portion of such offered Warrant at the price and terms of the proposed transfer, and, in the event that the Company declines to exercise all or any portion of such purchase right, certain affiliates of Summit and KRG may elect to purchase such investor’s pro rata share of any remaining portion of such offered Warrant at the price and terms of the proposed transfer. In the event that the Board of Managers of the Company, Summit or KRG approve a sale of the Company, all holders of Warrants are subject to certain drag-along obligations with respect to such Warrants.

Any holder of Warrants that holds more than 25% of the outstanding Warrants, may, but is not obligated to become a party to the Company’s Amended and Restated Registration Agreement, dated as of June 12, 2009 (the “Registration Agreement”). If a holder of Warrants becomes a party to the Registration Agreement, such holder will have the registration rights and obligations set forth therein with respect to such Warrants. Holders of Warrants may also become party to the Company’s Second Amended and Restated Limited Liability Company Agreement, dated as of July 6, 2011 (as amended to date, the “LLC Agreement”). Holders who have executed and delivered a joinder to the LLC Agreement will be granted tag-along rights. In addition, a holder that becomes party to the LLC Agreement is entitled to receive certain tax distributions pursuant to the LLC Agreement, as though such holder held the number of common units receivable upon exercise in full of such holder’s Warrants, subject to any restrictions on the Company’s ability to make tax distributions under its debt arrangements. Further, holders of Warrants that execute a joinder to the LLC Agreement are granted certain preemptive rights with respect to the issuance of new equity securities at less than fair market value.

The Warrants were issued in certificated form and mailed to each holder at the address provided by such holder in connection with the Exchange Offer. The Warrants are not eligible to be held through brokers or other participants in The Depository Trust Company.

The foregoing description of the Warrants does not purport to be complete and is qualified in its entirety by reference to the Form of Common Unit Purchase Warrant, which is filed as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment to Limited Liability Company Agreement

On May 25, 2017, the Company and certain of its members entered into a third amendment (the “LLC Agreement Amendment”) to the LLC Agreement. The LLC Agreement Amendment was entered into to reflect the issuance of the Warrants and to provide for the rights and obligations of holders of Warrants who join the LLC Agreement as described above. In addition, the LLC Agreement Amendment provides for the appointment by holders of Warrants of a manager to the Company’s Board of Managers as described above. Such manager will automatically be removed from the Board of Managers without any further action in the event that less than 50% of the common units issuable upon exercise in full of all Warrants remain unexercised, and may also be removed, with or without cause, at the written request of a majority of holders of Warrants.

The foregoing description of the LLC Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the LLC Agreement Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment to Management Services Agreement

On May 25, 2017, in response to the Company’s obligation under the Indenture to subordinate the payment of fees payable to Summit and KRG to payment of the New Notes as described above, the Company, Summit and KRG entered into a second amendment (the “MSA Amendment”) to the Amended and Restated Management Services Agreement, dated as of June 12, 2009. Pursuant to the MSA Amendment, management fees owed to Summit and KRG will not be paid, and will accrue, for so long as the New Notes are outstanding. The Company, Summit and KRG had previously entered into a first amendment to the Amended and Restated Management Services Agreement on May 20, 2010, to provide for the accrual of such fees for so long as any indebtedness is outstanding under the Company’s senior secured credit facility.

The foregoing description of the MSA Amendment does not purport to be complete and is qualified in its entirety by reference to the MSA Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment to Registration Agreement

On May 25, 2017, the Company and certain holders of the Company’s common units entered into a first amendment (the “Registration Agreement Amendment”) to the Registration Agreement to provide registration rights to holders of Warrants who join the Registration Agreement as described above.

The foregoing description of the Registration Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Registration Agreement Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under the caption “12.250% Increasing Rate Senior Notes due 2020 and Indenture” in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

On May 25, 2017, concurrently with the settlement of the Exchange Offer, the supplemental indenture to the indenture governing the Existing Notes that the Issuers entered into on May 5, 2017 to effect the amendments for which consents were sought in the Consent Solicitation, became operative, and thereafter, the amendments apply to all holders of the Existing Notes. A copy of the supplemental indenture was included as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 8, 2017.

On May 23, 2017, the Company issued a press release announcing the expiration of the Exchange Offer and the Consent Solicitation. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

3.1	Third Amendment to Second Amended and Restated Limited Liability Company Agreement, dated as of May 25, 2017, by and among Aurora Diagnostics Holdings, LLC and certain members thereof.

4.1	Indenture, dated as of May 25, 2017, by and among Aurora Diagnostics Holdings, LLC, Aurora Diagnostics Financing, Inc., the guarantors party thereto and U.S. Bank National Association, as trustee.

4.2	Form of 12.250% Increasing Rate Senior Note due 2020 (included as Exhibit 1 to Appendix to Exhibit 4.1).

4.3	Form of Common Unit Purchase Warrant of Aurora Diagnostics Holdings, LLC.

10.1	Second Amendment to Amended and Restated Management Services Agreement, dated as of May 25, 2017, by and among Aurora Diagnostics Holdings, LLC, Summit Partners, L.P. and KRG Capital Management, L.P.

10.2	First Amendment to Amended and Restated Registration Agreement, dated as of May 25, 2017, by and among Aurora Diagnostics Holdings, LLC and certain holders of common units thereof.

99.1	Press Release issued by Aurora Diagnostics Holdings, LLC, dated May 23, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AURORA DIAGNOSTICS HOLDINGS, LLC

May 26, 2017	/s/ Michael C. Grattendick
Michael C. Grattendick
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

3.1	Third Amendment to Second Amended and Restated Limited Liability Company Agreement, dated as of May 25, 2017, by and among Aurora Diagnostics Holdings, LLC and certain members thereof.

4.1	Indenture, dated as of May 25, 2017, by and among Aurora Diagnostics Holdings, LLC, Aurora Diagnostics Financing, Inc., the guarantors party thereto and U.S. Bank National Association, as trustee.

4.2	Form of 12.250% Increasing Rate Senior Note due 2020 (included as Exhibit 1 to Appendix to Exhibit 4.1).

4.3	Form of Common Unit Purchase Warrant of Aurora Diagnostics Holdings, LLC.

10.1	Second Amendment to Amended and Restated Management Services Agreement, dated as of May 25, 2017, by and among Aurora Diagnostics Holdings, LLC, Summit Partners, L.P. and KRG Capital Management, L.P.

10.2	First Amendment to Amended and Restated Registration Agreement, dated as of May 25, 2017, by and among Aurora Diagnostics Holdings, LLC and certain holders of common units thereof.

99.1	Press Release issued by Aurora Diagnostics Holdings, LLC, dated May 23, 2017.